Double Eagle Petroleum 2004 Financial & Operating Update
Presented by Stephen H Hollis CEO	February, 2005 IPAA OGIS Meeting W.Palm Beach, FL

DISCLAIMER

This presentation may contain projections and other forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. Any such projections or statements reflect the Company's current views with respect to future events and financial performance. No assurances can be given, however, that these events will occur or that such projections will be achieved and actual results could differ materially from those projected. A discussion of important factors that could cause actual results to differ materially from those projected, such as decreases in oil and gas prices and/or unexpected decreases in oil and gas production, is included in the Company's periodic reports filed with the Securities and Exchange Commission.

Double Eagle Petroleum Co. Rocky Mountain Natural Gas Exploration & Production Co. NASDAQ (Small Cap Market) “DBLE” Market Capitalization $150,000,000 (2-1-05)

TEN YEARS OF STOCK PRICE GROWTH

Double Eagle Petroleum 2004 Accomplishments
· Revenues + 92% 2004 vs 2003 (9/30)
· Cash Flow + 164% 2004 vs 2003 (9/30)
· Reserves + 33% 2003 vs 2002 (12/31)
☐ Production + 84% 2004 vs 2003 (9/30)

Double Eagle Operating CF
$(000S)	2002	2003	2004
Revenue	2,270	6,138	8,926
Operating Costs	1,012	1,989	2,426
G & A & Interest	947	1,425	1,101
Net Cash Flow *Unaudited	311	2,724	6,121

Double Eagle Proved Producing
*(a) 12/31 Year end

Double Eagle Replacing Reserves

Double Eagle Petroleum Capital Spending ($ millions)

Double Eagle 2003 Capital Spending
Development Spending $7.6 Million(75%)

Double Eagle Finding Costs $ / MCFE

Double Eagle Daily Production

Double Eagle Petroleum Co.
· Pinedale Anticline
· Eastern Washakie
· Christmas Meadows

Green River Basin Index Map

•	Pinedale Anticline
•	Down spacing to 20 acres
•	Deeper Test
•	Back -in at the Mesa "C"

Green River Basin Index Map

Atlantic Rim Area
DOUBLE EAGLE INTEREST

Distribution of Cow Creek Cumulative Production

Cow Creek Cumulative Gas Production

Cow Creek Water and Gas Production

Green River Basin Index Map

Christmas Meadows Prospect

· Double Eagle owns 40,674 gross/ 21,372 net acres
· Double Eagle has 61% WI in first well *
· Drill depth 15,730 to test Frontier and Dakota
* Intends to convey a part of WI to one or more industry partners

PRODUCTION

DOUBLE EAGLE MONTHLY PRODUCTION

Double Eagle Quarterly Production Volumes and Revenue

Double Eagle 2005
· Continued Increase of Production With Low Risk Development Drilling at Pinedale and Eastern Washakie
· “Swing for the Fences” With Christmas Meadows

Double Eagle Petroleum

2004

Financial & Operating

Update

Presented by

Stephen H. Hollis CEO

February, 2005

IPAA OGIS Meeting

W. Palm Beach, FL

DISCLAIMER

This presentation may contain projections and other forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. Any such projections or statements reflect the Company's current views with respect to future events and financial performance. No assurances can be given, however, that these events will occur or that such projections will be achieved and actual results could differ materially from those projected. A discussion of important factors that could cause actual results to differ materially from those projected, such as decreases in oil and gas prices and/or unexpected decreases in oil and gas production, is included in the Company's periodic reports filed with the Securities and Exchange Commission.

Double Eagle Petroleum Co.

Rocky Mountain Natural Gas

Exploration & Production Co.

NASDAQ (Small Cap Market) “DBLE”

Market Capitalization $150,000,000 (2-1-05)

TEN YEARS OF STOCK PRICE GROWTH


10 Year
01/31/05
$22.00
16.00
12.00
8.00
6.00
4.00
2.00
0.50
Jul 96 Jul 97 Jul 98 Jul 99 Jul 00 Jul 01 Jul 02 Jul 03 Jul 04 Jul 05
Volume
Charts By EDGAR Online
566.61 Th
472.18
377.74
283.31
188.87
94.44
Jul 96 Jul 97 Jul 98 Jul 99 Jul 00 Jul 01 Jul 02 Jul 03 Jul 04 Jul 05
20 Day Moving Avg
Click on the chart to view the underlying data.

Double Eagle Petroleum 2004 Accomplishments

- Revenues + 92% 2004 vs 2003 (9/30)
- Cash Flow + 164% 2004 vs 2003 (9/30)
- Reserves + 33% 2003 vs 2002 (12/31)
- Production + 84% 2004 vs 2003 (9/30)

Double Eagle Operating CF

$ (000s)	2002	2003	2004 9 mos *
Revenue	2,270	6,138	8,926
Operating Costs	1,012	1,989	2,426
G & A & Interest	947	1,425	1,101
Net Cash Flow *Unaudited	311	2,724	6,121

Double Eagle Proved Producing



25
20
15
10
5
0
2000
2001
2002
2002(a)
2003
PUD BCFE
PDP

•(a) 12/31 Year end

Double Eagle Replacing Reserves



9000
8000
7000
6000
5000
4000
3000
2000
1000
0
2000
2001
2002
2003
New mmcfe
Prod mmcfe

Double Eagle Petroleum Capital Spending ($ millions)



12
10
8
6
4
2
0
2000
2001
2002
2003
2004
4th Qtr.
9 mos.

Double Eagle
2003 Capital Spending

Development Spending $7.6 Million (75%)


Leasehold
Exploration
Development

Double Eagle Finding Costs
$ / MCFE



1.2
1
0.8
0.6
0.4
0.2
0
0.82
1.15
1.01
2001
2002
2003

Double Eagle Daily Production



8000
7000
6000
5000
4000
3000
2000
1000
0
2001
2002
1Q 03
2Q 03
3Q 03
4Q 03
1Q 04
2Q 04
3Q 04
MCFE

Double Eagle Petroleum Co.

- Pinedale Anticline
- Eastern Washakie
- Christmas Meadows

Green River Basin Index Map



Wind River Mou
Pinedale Anticline
Pinedale
Overthrust Belt
Moxa Arch
Cow Creek
Wyoming
Utah
Colorado
Uinta Mountains
Christmas Meadows

Pinedale Anticline

- Downspacing to 20 acres
- Deeper Test
- Back-in at the Mesa "C"


Mesa "C"
Mesa "A"
Mesa "B"
-1500
-2000
29
28
27
32
33
34
5
4
6
8
9
17
18
16
T 33 N
T 32 N
R 109 W
SCALE
PINEDALE ANTICLINE
Mesa Units

Green River Basin Index Map



Wind River Mou
Pinedale Anticline
Pinedale
Overthrust Belt
Moxa Arch
Cow Creek
Wyoming
Utah
Colorado
Uinta Mountains
Christmas Meadows


Cow Creek
WILLIAMS PIPELINE
WNG PIPELINE
DOTY MTN
MESAVERDE OUTCROP
COW CREEK
EASTERN WASHAKIE
Double Eagle Interest
Pipeline
Mesaverde Structure
BLUE SKY
WILD COW
OUTCROP

Atlantic Rim Area

DOUBLE EAGLE INTEREST

Distribution of Cow Creek Cumulative Production



Cow Creek
Sun Dog
1
6
5
12
7
8
13
18
17
24
19
20
17112
219772
43492
79919
507065
23406
302300
153372
502806
84499
245052
0
134262
56844
47515
156783
79078
164356
203134
514962
155546
114959
192593
1" = 1000'
DOUBLE EAGLE
PETROLEUM COMPANY
Cow Creek and Sun Dog Units
Cumulative Gas Production in Mcf

Cow Creek Cumulative Gas Production



Cumulative Production in Mcf
3000000
2500000
2000000
1500000
1000000
500000
0
Jan-99
Apr-99
Jul-99
Oct-99
Jan-00
Apr-00
Jul-00
Oct-00
Jan-01
Apr-01
Jul-01
Oct-01
Jan-02
Apr-02
Jul-02
Oct-02
Jan-03
Apr-03
Jul-03
Oct-03
Jan-04
Apr-04
Jul-04
Oct-04
Month and Year
Cow Creek Cumulative Gas Production in Mcf

Cow Creek Water and Gas Production


1000000
100000
10000
1000
100
10
1
Gas Production in Mcf
Water Production in bls
Jan-99
May-00
Sep-01
Feb-03
Jun-04
Month and Year
Cow Creek Gas Production in Mcf
Cow Creek Water Production bls

Green River Basin Index Map


Wind River Mountains
Pinedale Anticline
Pinedale
Overthrust Belt
Moxa Arch
Cow Creek
Wyoming
Utah
Colorado
Uinta Mountains
Christmas Meadows
EXPLANATION
SWEETWATER
ARCH
GREAT DIVIDE BASIN
GREEN RIVER
BASIN
WASHAKIE
BASIN
SAND WASH
BASIN
WHITE RIVER
UPLIFT
UTAH
COLORADO



Whitney Canyon / Carter Creek (1977)
cum 12/05
24 MMBO
2 TCF
Ryckman Creek (1976)
cum 11/03
19 MMBO
266 BCF
Bruff (1980)
cum 12/93
199 BCF
11,900' Kf & Kd
Church Buttes (1946)
cum (12/93)
364 BCF
12,600' Kd & Kf
Yellow Creek (1976)
cum 11/03
2.7 MMBO
62 BCF
Painter Reservoir (1977)
cum 11/03
104 MMBO
1.5 TCF
Butcher Knife Springs
(1978)
cum 12/93
11 BCF
13,300 feet
MOXA ARCH
Anschutz Ranch/
Anschutz Ranch East
(1979-80)
cum (11/03)
132 MMBO
3 TCF
Luckey Ditch (1985)
cum (12/93)
11.5 MMBO
71 BCF
WYOMING
UTAH
Pineview (1975)
cum (11/03)
30 MMBO
38 BCF
Bridger Lake
cum (12/93)
12.6 MMBO
62.8 BCF
NORTH FLANK THRUST
Christmas Meadows

Christmas Meadows Prospect


Wolverine 1987
Christmas Meadows #4-34
4-T1N-R10E
KB 9108 TD 7700
Table Top Unit #1
Proposed Location
A
NW
A'
SE
12,000
8,000
4,000
SL
-4000
-8000
-12,000
-16,000
-20,000
-24,000
Tw
Hilliard
Mowry, Dakota, LK
Hogsback Thrust
Cambrian
Uinta Mountain Group
North Flank Thrust
Kmv
Frontier
Mowry
Dakota
J
Nugget
Tr
Phosphoria
Morgan, Weber
Miss

Christmas Meadows Prospect


2N/10E
2N/11E
1N/11E
10E
TABLE TOP FEDERAL UNIT
8701
84-3
84-4
SOHIO PETROLEUM CO
Footwall Cutoff by North Flank Fault

- Double Eagle owns 40,674 gross/ 21,372 net acres
- Double Eagle has 61% WI in first well *
- Drill depth 15,730 to test Frontier and Dakota

* Intends to convey a part of WI to one or more industry partners

PRODUCTION


DOUBLE EAGLE MONTHLY PRODUCTION
Mesa C
Cow Creek
Mesa Unit
Other
mcfe
250,000
200,000
150,000
100,000
50,000
0
2002
2003
2004


Double Eagle Quarterly
Production Volumes and Revenue
800,000
700,000
600,000
500,000
400,000
300,000
200,000
100,000
0
Mcf
$4,000,000
$3,500,000
$3,000,000
$2,500,000
$2,000,000
$1,500,000
$1,000,000
$500,000
$0
Volumes
Sales ($)
1st '01
2nd '01
3rd '01
4th '01
1st '02
2nd '02
3rd '02
4th '02
1st '03
2nd '03
3rd '03
4th '03
1st '04
2nd '04
3rd '04

Double Eagle 2005

- Continued Increase of Production With Low Risk Development Drilling at Pinedale and Eastern Washakie

- "Swing for the Fences" With Christmas Meadows